UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: August 9, 2017
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02 – Results of Operations and Financial Condition

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The information regarding the results of operations and financial condition of A.M. Castle & Co. (the "Company") for the second quarter 2017, responsive to this Item 2.02, and contained in Exhibit 99.1 filed herewith, is incorporated by reference herein.

Item 7.01 – Regulation FD Disclosure

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The Company will present via live webcast its second quarter 2017 financial results on Wednesday, August 9, 2017, at 11:00 a.m. ET.

The call can be accessed via the internet live or as a replay. Those who would like to listen to the call may access the webcast through a link on the investor relations page of the Company's website at http://www.castlemetals.com/investors or by calling (800) 446-2782 or (847) 413-3235 and citing code 4541 0023#.

An archived version of the conference call webcast will be available for replay at the link above approximately three hours following its conclusion, and will remain available until the next earnings conference call.

Item 9.01 – Financial Statements and Exhibits

(d) The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release, dated August 9, 2017

Cautionary Note Regarding Forward Looking Statements

Information provided and statements contained in this Current Report on Form 8-K or the Exhibits hereto that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our restructuring. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” “should,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include or relate to: other competing uses for funds, including the payment of the administrative expenses of our chapter 11 cases; our ability to timely conclude definitive documentation for, and to satisfy all conditions to the consummation of, any required exit financing, new notes indenture or other agreement required by our chapter 11 plan of reorganization; the effects of the filing of our chapter 11 cases on our business and the interests of various constituents; the bankruptcy court’s rulings in our chapter 11 cases, as well the outcome of any such case in general; the length of time that we will operate under chapter 11 protection and the continued availability of operating capital during the pendency of our chapter 11 cases; risks associated with third party motions or objections in our chapter 11 cases, which may interfere with our ability to confirm and consummate a chapter 11 plan of reorganization; the potential adverse effects of our chapter 11 cases on our liquidity or results of operations; our ability to execute the Company’s business and financial reorganization plan; and increased advisory costs to execute our reorganization. Other factors include our ability to effectively manage our operational initiatives and restructuring activities, the impact of volatility of metals prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, our ability to successfully complete the remaining steps in our strategic refinancing process, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the second quarter ended June 30, 2017, which we will file shortly. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.M. CASTLE & CO.

	By:	/s/ Marec E. Edgar
August 9, 2017		Marec E. Edgar
Executive Vice President, General Counsel, Secretary & Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 9, 2017

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